UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-5719

Dreyfus Stock Index Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/14

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus
Stock Index Fund, Inc.

ANNUAL REPORT December 31, 2014

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
26	Statement of Financial Futures
27	Statement of Assets and Liabilities
28	Statement of Operations
29	Statement of Changes in Net Assets
31	Financial Highlights
33	Notes to Financial Statements
46	Report of Independent Registered Public Accounting Firm
47	Important Tax Information
48	Board Members Information
50	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Stock Index Fund, Inc.

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Stock Index Fund Inc., covering the 12-month period from January 1, 2014, through December 31, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

While U.S. equities’ 2014 gains fell short of their impressive 2013 performance, some broad measures of stock market performance posted their sixth consecutive year of positive results. Investor sentiment remained strong in an environment of sustained economic growth, rising corporate profits, muted inflation, and historically low interest rates. It also is noteworthy that stocks advanced despite persistent headwinds stemming from a sluggish global economy, which was characterized by economic weakness in Europe, Japan and China; intensifying geopolitical conflicts; and plummeting commodity prices.

Many economists appear to be optimistic about the prospects for 2015. Our own analysts agree and, in light of the ongoing benefits of low interest rates and depressed energy prices, see the potential for a somewhat faster pace of global growth in 2015 than in 2014. U.S. economic growth also seems poised to accelerate, largely due to the fading of drags from tight fiscal policies adopted in the wake of the Great Recession. Of course, a number of risks to U.S. and global economic growth remain, and changing conditions in 2015 are likely to benefit some industry groups more than others. That’s why we urge you to talk regularly with your financial advisor about the potential impact of macroeconomic developments on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
January 15, 2015

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2014, through December 31, 2014, as provided by Thomas J. Durante, CFA, Karen Q.Wong, CFA, and Richard A. Brown, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2014, Dreyfus Stock Index Fund’s Initial shares produced a total return of 13.42%, and its Service shares produced a total return of 13.10%.1 In comparison, the fund’s benchmark, the Standard & Poor’s® 500 Composite Stock Price Index (“S&P 500 Index”), produced a total return of 13.66% for the same period.2,3

Sustained improvement in U.S. economic conditions generally helped support stock market gains during 2014.The difference in returns between the fund and the S&P 500 Index was primarily the result of transaction costs and operating expenses that are not reflected in the S&P 500 Index’s results.

The Fund’s Investment Approach

The fund seeks to match the total return of the S&P 500 Index by generally investing in all 500 stocks in the S&P 500 Index in proportion to their respective weighting. Often considered a proxy for the stock market in general, the S&P 500 Index is made up of 500 common stocks chosen to reflect the industries of the U.S. economy. Each stock is weighted by its market capitalization; that is, larger companies have greater representation in the S&P 500 Index than smaller ones.The fund also may use stock index futures as a substitute for the sale or purchase of securities.

Stocks Climbed despite Global Headwinds

U.S. stocks began 2014 in the midst of a rally fueled by a falling unemployment rate and intensifying manufacturing activity. Nonetheless, stocks gave up some of their previous gains in January when concerns arose regarding economic and political instability in the emerging markets. In addition, U.S. GDP contracted at a surprising annualized 2.1% rate over the first quarter of 2014 due to the dampening economic effects of severe winter weather.

Nonetheless, U.S. stocks began to rebound strongly in February, with the S&P 500 Index climbing to a series of new highs through the end of June as investors

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

responded positively to expectations that muted inflation would allow the Federal Reserve Board to keep short-term interest rates low. In fact, various economic indicators improved steadily in warmer weather, and the U.S. economy rebounded at a robust 4.6% annualized rate during the second quarter of the year.

The market encountered renewed volatility in July and September when disappointing economic growth in Europe, China, and Japan sparked concerns that a weak global economy might derail the U.S. expansion. In addition, oil and commodity prices plummeted amid sluggish demand for a relatively heavy supply of crude oil, metals, and agricultural products. Despite these global developments, the U.S. market’s decline proved short lived, as strong corporate earnings and solid domestic economic data —including an estimated 5.0% annualized GDP growth rate for the third quarter of 2014 — enabled the S&P 500 Index to end the year near record highs. In this environment, large-cap stocks substantially outperformed their small-cap counterparts.

Technology and Health Care Stocks Led Market’s Advance

Nine of the 10 economic segments represented in the S&P 500 Index posted positive absolute returns over the reporting period; only the energy sector lost value. Results were especially robust in the information technology sector, which benefited during the year from sustained secular trends as businesses and consumers adopted new, transformative technologies such as cloud computing and mobile devices.Very large industry leaders fared especially well, particularly those with rising dividends and share repurchase programs. Lower commodity costs also helped boost earnings for many technology companies.

In the health care sector, large pharmaceutical developers and biotechnology companies reported strong sales growth in the emerging markets. The health care sector also benefited from aging populations throughout the world. For example, U.S. demographic changes have driven Medicare spending higher. Among financial companies, a number of banks advanced when their management teams found new ways to earn revenues by expanding their markets and launching new products. Real estate investment trusts gained value amid greater demand from income-oriented investors seeking competitive dividend yields in a low-interest-rate environment.

On the other hand, the energy sector was hurt by falling oil prices over the second half of the year, which weighed especially heavily on offshore drillers and other service providers. The telecommunications services sector lagged market averages due to intensifying competition from alternative providers of telephone and cable television services. Finally, the materials sector was hurt by declining iron ore and coal prices due to slowing demand from China and competitive pressures from Australian materials producers.

Replicating the Performance of the S&P 500 Index

Although we do not actively manage the fund’s investments in response to macroeconomic trends, it is worth noting that the U.S. economic recovery appears to remain on track.As always, we have continued to monitor the factors considered by the fund’s investment model in light of current market conditions.

January 15, 2015

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of Dreyfus Stock Index Fund, Inc. made available through insurance products may be similar to other funds managed by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2 SOURCE: LIPPER INC. – Reflects reinvestment of dividends daily and, where applicable, capital gain
distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of
U.S. stock market performance. Investors cannot invest directly in any index.
3 “Standard & Poor’s®,” “S&P®,”“Standard & Poor’s 500™, ”and “S&P 500®” are trademarks of Standard &
Poor’s Financial Services LLC (“Standard & Poor’s”) and have been licensed for use by the fund to reflect the fund’s
benchmark.The fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s, and Standard & Poor’s does not make any representation regarding the advisability of investing in the fund.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns as of 12/31/14
	1 Year	5 Years	10 Years
Initial shares	13.42%	15.19%	7.44%
Service shares	13.10%	14.90%	7.17%
Standard & Poor’s 500
Composite Stock Price Index	13.66%	15.44%	7.67%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.
The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Stock Index Fund, Inc.
on 12/31/04 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the
“Index”) on that date.

The fund’s Initial shares are not subject to a Rule 12b-1 fee.The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fund fees and expenses for Initial and Service shares (after any expense reimbursements).The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Stock Index Fund, Inc. from July 1, 2014 to December 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2014

	Initial Shares	Service Shares
Expenses paid per $1,000†	$1.40	$2.70
Ending value (after expenses)	$1,060.10	$1,058.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2014

	Initial Shares	Service Shares
Expenses paid per $1,000†	$1.38	$2.65
Ending value (after expenses)	$1,023.84	$1,022.58

† Expenses are equal to the fund’s annualized expense ratio of .27% for Initial shares and .52% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
December 31, 2014

Common Stocks—99.0%	Shares	Value ($)
Automobiles & Components—1.0%
BorgWarner	26,373	1,449,196
Delphi Automotive	35,361	2,571,452
Ford Motor	458,622	7,108,641
General Motors	159,236	5,558,929
Goodyear Tire & Rubber	32,553	930,039
Harley-Davidson	25,646	1,690,328
Johnson Controls	78,671	3,802,956
		23,111,541
Banks—6.0%
Bank of America	1,249,551	22,354,467
BB&T	85,568	3,327,740
Citigroup	358,937	19,422,081
Comerica	20,999	983,593
Fifth Third Bancorp	98,692	2,010,850
Hudson City Bancorp	54,637	552,926
Huntington Bancshares	98,898	1,040,407
JPMorgan Chase & Co.	444,649	27,826,134
KeyCorp	102,408	1,423,471
M&T Bank	15,265	1,917,589
People’s United Financial	36,681	556,818
PNC Financial Services Group	63,102	5,756,795
Regions Financial	167,465	1,768,430
SunTrust Banks	63,375	2,655,413
U.S. Bancorp	213,643	9,603,253
Wells Fargo & Co.	561,630	30,788,557
Zions Bancorporation	21,832	622,430
		132,610,954
Capital Goods—7.5%
3M	76,537	12,576,560
Allegion	10,801	599,023
AMETEK	29,607	1,558,216
Boeing	78,824	10,245,544
Caterpillar	72,073	6,596,842
Cummins	20,351	2,934,004

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Capital Goods (continued)
Danaher	72,629		6,225,032
Deere & Co.	42,395		3,750,686
Dover	20,434		1,465,526
Eaton	55,527		3,773,615
Emerson Electric	83,089		5,129,084
Fastenal	32,374	[a]	1,539,707
Flowserve	16,349		978,161
Fluor	18,464		1,119,472
General Dynamics	37,561		5,169,145
General Electric	1,193,197		30,152,088
Honeywell International	93,008		9,293,359
Illinois Tool Works	43,157		4,086,968
Ingersoll-Rand	31,615		2,004,075
Jacobs Engineering Group	15,244	[b]	681,254
Joy Global	11,265		524,048
L-3 Communications Holdings	9,834		1,241,149
Lockheed Martin	31,911		6,145,101
Masco	42,866		1,080,223
Northrop Grumman	24,044		3,543,845
PACCAR	41,941		2,852,407
Pall	12,951		1,310,771
Parker Hannifin	17,564		2,264,878
Pentair	22,311		1,481,897
Precision Castparts	17,006		4,096,405
Quanta Services	25,057	[b]	711,368
Raytheon	36,689		3,968,649
Rockwell Automation	16,116		1,792,099
Rockwell Collins	15,630		1,320,422
Roper Industries	11,862		1,854,624
Snap-on	7,235		989,314
Stanley Black & Decker	18,753		1,801,788
Textron	32,583		1,372,070
United Rentals	11,852	[b]	1,209,023
United Technologies	100,537		11,561,755

Common Stocks (continued)	Shares		Value ($)
Capital Goods (continued)
W.W. Grainger	7,256		1,849,482
Xylem	22,125		842,299
			163,691,978
Commercial & Professional Services—.6%
ADT	20,783	[a]	752,968
Cintas	12,172		954,772
Dun & Bradstreet	4,810		581,818
Equifax	14,075		1,138,245
Nielsen	38,462		1,720,405
Pitney Bowes	23,223		565,945
Republic Services	31,044		1,249,521
Robert Half International	16,547		966,014
Stericycle	10,210	[b]	1,338,327
Tyco International	49,919		2,189,447
Waste Management	51,663		2,651,345
			14,108,807
Consumer Durables & Apparel—1.4%
Coach	32,907		1,235,987
D.R. Horton	39,115		989,218
Fossil Group	5,573	[b]	617,154
Garmin	14,345	[a]	757,846
Harman International Industries	7,974		850,906
Hasbro	14,387		791,141
Leggett & Platt	16,421		699,699
Lennar, Cl. A	19,766		885,714
Mattel	40,884		1,265,155
Michael Kors Holdings	24,135	[b]	1,812,538
Mohawk Industries	7,293	[b]	1,133,040
Newell Rubbermaid	32,349		1,232,173
NIKE, Cl. B	83,226		8,002,180
PulteGroup	39,332		844,065
PVH	9,394		1,204,029
Ralph Lauren	7,218		1,336,485
Under Armour, Cl. A	19,017	[b]	1,291,254

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Consumer Durables & Apparel (continued)
VF	41,774		3,128,873
Whirlpool	9,062		1,755,672
			29,833,129
Consumer Services—1.7%
Carnival	52,374		2,374,113
Chipotle Mexican Grill	3,696	[b]	2,529,949
Darden Restaurants	14,864		871,476
H&R Block	31,557		1,062,840
Marriott International, Cl. A	25,330		1,976,500
McDonald’s	115,723		10,843,245
Royal Caribbean Cruises	19,705		1,624,283
Starbucks	89,330		7,329,527
Starwood Hotels & Resorts Worldwide	21,297	[c]	1,726,548
Wyndham Worldwide	14,815		1,270,534
Wynn Resorts	9,402		1,398,642
Yum! Brands	52,706		3,839,632
			36,847,289
Diversified Financials—5.3%
Affiliated Managers Group	6,526	[b]	1,385,078
American Express	105,834		9,846,795
Ameriprise Financial	22,182		2,933,570
Bank of New York Mellon	134,460		5,455,042
Berkshire Hathaway, Cl. B	216,673	[b]	32,533,451
BlackRock	15,134		5,411,313
Capital One Financial	66,383		5,479,917
Charles Schwab	137,907		4,163,412
CME Group	37,519		3,326,059
Discover Financial Services	54,866		3,593,174
E*TRADE Financial	33,871	[b]	821,541
Franklin Resources	47,636		2,637,605
Goldman Sachs Group	48,448		9,390,676
Intercontinental Exchange	13,681		3,000,106
Invesco	51,464		2,033,857
Legg Mason	12,729		679,347
Leucadia National	38,352		859,852

Common Stocks (continued)	Shares		Value ($)
Diversified Financials (continued)
McGraw-Hill Financial	31,902		2,838,640
Moody’s	21,965		2,104,467
Morgan Stanley	180,712		7,011,626
NASDAQ OMX Group	13,750		659,450
Navient	50,684		1,095,281
Northern Trust	26,304		1,772,890
State Street	50,302		3,948,707
T. Rowe Price Group	30,751		2,640,281
			115,622,137
Energy—8.3%
Anadarko Petroleum	59,644		4,920,630
Apache	45,228		2,834,439
Baker Hughes	51,001		2,859,626
Cabot Oil & Gas	50,741		1,502,441
Cameron International	24,247	[b]	1,211,138
Chesapeake Energy	59,535		1,165,100
Chevron	224,949		25,234,779
Cimarex Energy	10,075		1,067,950
ConocoPhillips	146,253		10,100,232
CONSOL Energy	27,392		926,124
Denbury Resources	42,254	[a]	343,525
Devon Energy	44,768		2,740,249
Diamond Offshore Drilling	8,660	[a]	317,909
Ensco, Cl. A	27,022		809,309
EOG Resources	64,571		5,945,052
EQT	17,492		1,324,144
Exxon Mobil	503,245		46,525,000
FMC Technologies	27,452	[b]	1,285,852
Halliburton	100,571		3,955,457
Helmerich & Payne	12,355		832,974
Hess	30,273		2,234,753
Kinder Morgan	200,427		8,480,066
Marathon Oil	81,326		2,300,713
Marathon Petroleum	33,356		3,010,713
Murphy Oil	20,500		1,035,660

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Energy (continued)
Nabors Industries	34,137		443,098
National Oilwell Varco	50,934		3,337,705
Newfield Exploration	15,006	[b]	406,963
Noble	30,092		498,624
Noble Energy	42,639		2,022,368
Occidental Petroleum	92,176		7,430,307
ONEOK	24,607		1,225,183
Phillips 66	66,083		4,738,151
Pioneer Natural Resources	17,684		2,632,263
QEP Resources	20,796		420,495
Range Resources	19,911		1,064,243
Schlumberger	153,487		13,109,325
Southwestern Energy	40,871	[b]	1,115,370
Spectra Energy	79,465		2,884,580
Tesoro	15,147		1,126,179
Transocean	39,286	[a]	720,112
Valero Energy	62,108		3,074,346
Williams	79,656		3,579,741
			182,792,888
Food & Staples Retailing—2.5%
Costco Wholesale	51,951		7,364,054
CVS Health	136,930		13,187,728
Kroger	57,863		3,715,383
Safeway	26,208		920,425
Sysco	68,528		2,719,876
Wal-Mart Stores	187,660		16,116,241
Walgreens Boots Alliance	103,283		7,870,165
Whole Foods Market	44,131		2,225,085
			54,118,957
Food, Beverage & Tobacco—5.1%
Altria Group	233,666		11,512,724
Archer-Daniels-Midland	76,341		3,969,732
Brown-Forman, Cl. B	18,940		1,663,690
Campbell Soup	20,702		910,888
Coca-Cola	468,405		19,776,059

Common Stocks (continued)	Shares		Value ($)
Food, Beverage & Tobacco (continued)
Coca-Cola Enterprises	27,908		1,234,092
ConAgra Foods	50,514		1,832,648
Constellation Brands, Cl. A	19,297	[b]	1,894,386
Dr. Pepper Snapple Group	23,191		1,662,331
General Mills	72,920		3,888,824
Hershey	17,560		1,825,011
Hormel Foods	16,227		845,427
J.M. Smucker	12,123		1,224,181
Kellogg	30,010		1,963,854
Keurig Green Mountain	14,411		1,907,944
Kraft Foods Group	70,881		4,441,403
Lorillard	43,334		2,727,442
McCormick & Co.	15,009		1,115,169
Mead Johnson Nutrition	23,727		2,385,513
Molson Coors Brewing, Cl. B	18,665		1,390,916
Mondelez International, Cl. A	199,303		7,239,681
Monster Beverage	16,967	[b]	1,838,374
PepsiCo	177,900		16,822,224
Philip Morris International	184,679		15,042,105
Reynolds American	36,392		2,338,914
Tyson Foods, Cl. A	34,559		1,385,470
			112,839,002
Health Care Equipment & Services—4.6%
Abbott Laboratories	177,773		8,003,340
Aetna	42,267		3,754,578
AmerisourceBergen	25,232		2,274,917
Anthem	32,439		4,076,609
Baxter International	63,536		4,656,553
Becton Dickinson & Co.	23,003		3,201,097
Boston Scientific	157,661	[b]	2,089,008
C.R. Bard	9,127		1,520,741
Cardinal Health	39,409		3,181,489
CareFusion	25,375	[b]	1,505,753
Cerner	35,848	[b]	2,317,932
Cigna	31,210		3,211,821

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Health Care Equipment & Services (continued)
Covidien	53,791		5,501,743
DaVita HealthCare Partners	21,273	[b]	1,611,217
DENTSPLY International	17,483		931,319
Edwards Lifesciences	12,257	[b]	1,561,297
Express Scripts Holding	87,277	[b]	7,389,744
Humana	17,862		2,565,519
Intuitive Surgical	4,256	[b]	2,251,169
Laboratory Corporation of America Holdings	10,170	[b]	1,097,343
McKesson	27,549		5,718,621
Medtronic	116,952		8,443,934
Patterson	9,507		457,287
Quest Diagnostics	16,648		1,116,415
St. Jude Medical	33,963		2,208,614
Stryker	35,503		3,348,998
Tenet Healthcare	11,190	[b]	566,997
UnitedHealth Group	114,107		11,535,077
Universal Health Services, Cl. B	10,567		1,175,684
Varian Medical Systems	11,943	[b]	1,033,189
Zimmer Holdings	19,872		2,253,882
			100,561,887
Household & Personal Products—2.1%
Avon Products	50,416		473,406
Clorox	15,164		1,580,240
Colgate-Palmolive	101,512		7,023,615
Estee Lauder, Cl. A	26,666		2,031,949
Kimberly-Clark	44,361		5,125,470
Procter & Gamble	321,071		29,246,357
			45,481,037
Insurance—2.8%
ACE	39,300		4,514,784
Aflac	53,134		3,245,956
Allstate	49,950		3,508,987
American International Group	166,513		9,326,393
Aon	34,352		3,257,600

Common Stocks (continued)	Shares		Value ($)
Insurance (continued)
Assurant	8,162		558,526
Chubb	28,568		2,955,931
Cincinnati Financial	17,615		912,985
Genworth Financial, Cl. A	58,498	[b]	497,233
Hartford Financial Services Group	51,894		2,163,461
Lincoln National	31,574		1,820,873
Loews	36,064		1,515,409
Marsh & McLennan	65,171		3,730,388
MetLife	134,970		7,300,527
Principal Financial Group	33,011		1,714,591
Progressive	65,119		1,757,562
Prudential Financial	54,221		4,904,832
Torchmark	15,724		851,769
Travelers	39,429		4,173,560
Unum Group	31,656		1,104,161
XL Group	31,537		1,083,927
			60,899,455
Materials—3.1%
Air Products & Chemicals	22,701		3,274,165
Airgas	8,186		942,863
Alcoa	138,296		2,183,694
Allegheny Technologies	13,606		473,081
Avery Dennison	11,598		601,704
Ball	17,104		1,165,980
CF Industries Holdings	5,882		1,603,080
Dow Chemical	132,898		6,061,478
E.I. du Pont de Nemours & Co	107,723		7,965,039
Eastman Chemical	17,828		1,352,432
Ecolab	31,683		3,311,507
FMC	15,496		883,737
Freeport-McMoRan	122,983		2,872,883
International Flavors & Fragrances	9,317		944,371
International Paper	50,512		2,706,433
LyondellBasell Industries, Cl. A	50,246		3,989,030

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Materials (continued)
Martin Marietta Materials	7,330		808,646
MeadWestvaco	20,433		907,021
Monsanto	57,257		6,840,494
Mosaic	38,357		1,750,997
Newmont Mining	57,535		1,087,412
Nucor	37,363		1,832,655
Owens-Illinois	19,062	[b]	514,483
PPG Industries	16,141		3,730,992
Praxair	34,882		4,519,312
Sealed Air	25,014		1,061,344
Sherwin-Williams	9,722		2,557,275
Sigma-Aldrich	14,348		1,969,550
Vulcan Materials	15,563		1,022,956
			68,934,614
Media—3.5%
Cablevision Systems (NY Group), Cl. A	26,358		544,029
CBS, Cl. B	57,935		3,206,123
Comcast, Cl. A	306,021		17,752,278
DIRECTV	59,300	[b]	5,141,310
Discovery Communications, Cl. A	17,665	[b]	608,559
Discovery Communications, Cl. C	32,180	[b]	1,085,110
Gannett	25,933		828,041
Interpublic Group of Companies	48,207		1,001,259
News Corp., Cl. A	57,179	[b]	897,139
Omnicom Group	29,710		2,301,634
Scripps Networks Interactive, Cl. A	12,278		924,165
Time Warner	99,738		8,519,620
Time Warner Cable	32,915		5,005,055
Twenty-First Century Fox, Cl. A	220,503		8,468,418
Viacom, Cl. B	43,977		3,309,269
Walt Disney	185,472		17,469,608
			77,061,617
Pharmaceuticals, Biotech &
Life Sciences—9.5%
AbbVie	189,308		12,388,316
Actavis	31,261	[b]	8,046,894

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech &
Life Sciences (continued)
Agilent Technologies	39,140		1,602,392
Alexion Pharmaceuticals	23,276	[b]	4,306,758
Allergan	35,394		7,524,410
Amgen	90,382		14,396,949
Biogen Idec	27,931	[b]	9,481,178
Bristol-Myers Squibb	197,094		11,634,459
Celgene	94,744	[b]	10,598,064
Eli Lilly & Co.	116,326		8,025,331
Gilead Sciences	178,741	[b]	16,848,127
Hospira	19,069	[b]	1,167,976
Johnson & Johnson	332,663		34,786,570
Mallinckrodt	13,365	[b]	1,323,536
Merck & Co.	338,921		19,247,324
Mylan	44,094	[b]	2,485,579
PerkinElmer	12,780		558,869
Perrigo Company	16,715		2,794,079
Pfizer	749,596		23,349,915
Regeneron Pharmaceuticals	8,733	[b]	3,582,713
Thermo Fisher Scientific	47,131		5,905,043
Vertex Pharmaceuticals	28,123	[b]	3,341,012
Waters	10,090	[b]	1,137,345
Zoetis	59,045		2,540,706
			207,073,545
Real Estate—2.4%
American Tower	46,450	[c]	4,591,582
Apartment Investment & Management, Cl. A	16,408	[c]	609,557
AvalonBay Communities	15,484	[c]	2,529,931
Boston Properties	17,770	[c]	2,286,821
CBRE Group, Cl. A	32,473	[b]	1,112,200
Crown Castle International	39,213		3,086,063
Equity Residential	42,692	[c]	3,066,993
Essex Property Trust	7,595	[c]	1,569,127
General Growth Properties	73,952	[c]	2,080,270
HCP	53,355	[c]	2,349,221
Health Care	38,258	[c]	2,894,983

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Real Estate (continued)
Host Hotels & Resorts	87,739	[c]	2,085,556
Iron Mountain	22,010		850,907
Kimco Realty	49,616	[c]	1,247,346
Macerich	16,251	[c]	1,355,496
Plum Creek Timber	20,445	[c]	874,842
Prologis	58,997	[c]	2,538,641
Public Storage	17,133	[c]	3,167,035
Simon Property Group	37,122	[c]	6,760,287
Ventas	34,401	[c]	2,466,552
Vornado Realty Trust	20,670	[c]	2,433,066
Weyerhaeuser	63,048	[c]	2,262,793
			52,219,269
Retailing—4.4%
Amazon.com	45,111	[b]	14,000,199
AutoNation	7,846	[b]	473,977
AutoZone	3,818	[b]	2,363,762
Bed Bath & Beyond	22,143	[b]	1,686,632
Best Buy	34,569		1,347,500
CarMax	26,189	[b]	1,743,664
Dollar General	35,811	[b]	2,531,838
Dollar Tree	24,934	[b]	1,754,855
Expedia	11,929		1,018,259
Family Dollar Stores	11,473		908,776
GameStop, Cl. A	13,708	[a]	463,330
Gap	32,023		1,348,489
Genuine Parts	17,949		1,912,825
Home Depot	156,772		16,456,357
Kohl’s	24,337		1,485,530
L Brands	29,160		2,523,798
Lowe’s	115,684		7,959,059
Macy’s	41,779		2,746,969
Netflix	6,974	[b]	2,382,388
Nordstrom	16,415		1,303,187
O’Reilly Automotive	12,083	[b]	2,327,427
PetSmart	11,822		961,069
Priceline Group	6,220	[b]	7,092,106

Common Stocks (continued)	Shares		Value ($)
Retailing (continued)
Ross Stores	24,839		2,341,324
Staples	77,405		1,402,579
Target	74,887		5,684,672
The TJX Companies	81,937		5,619,239
Tiffany & Co	13,366		1,428,291
Tractor Supply	16,639		1,311,486
TripAdvisor	12,783	[b]	954,379
Urban Outfitters	13,517	[b]	474,852
			96,008,818
Semiconductors & Semiconductor Equipment—2.4%
Altera	36,429		1,345,687
Analog Devices	36,704		2,037,806
Applied Materials	144,748		3,607,120
Avago Technologies	29,506		2,968,009
Broadcom, Cl. A	65,100		2,820,783
First Solar	8,381	[b]	373,751
Intel	575,281		20,876,947
KLA-Tencor	19,736		1,387,836
Lam Research	19,499		1,547,051
Linear Technology	27,726		1,264,306
Microchip Technology	23,408	[a]	1,055,935
Micron Technology	126,449	[b]	4,426,979
NVIDIA	60,979		1,222,629
Texas Instruments	125,611		6,715,792
Xilinx	31,815		1,377,271
			53,027,902
Software & Services—10.3%
Accenture, Cl. A	75,077		6,705,127
Adobe Systems	56,287	[b]	4,092,065
Akamai Technologies	20,863	[b]	1,313,534
Alliance Data Systems	7,586	[b]	2,169,975
Autodesk	27,022	[b]	1,622,941
Automatic Data Processing	57,035		4,755,008
CA	38,102		1,160,206
Citrix Systems	19,520	[b]	1,245,376
Cognizant Technology Solutions, Cl. A	71,913	[b]	3,786,939

The Fund 21

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Software & Services (continued)
Computer Sciences	17,778		1,120,903
eBay	134,933	[b]	7,572,440
Electronic Arts	35,857	[b]	1,685,817
Facebook, Cl. A	248,430	[b]	19,382,509
Fidelity National Information Services	34,363		2,137,379
Fiserv	29,457	[b]	2,090,563
Google, Cl. A	33,867	[b]	17,971,862
Google, Cl. C	33,836	[b]	17,811,270
International Business Machines	109,724		17,604,119
Intuit	33,921		3,127,177
MasterCard, Cl. A	116,411		10,029,972
Microsoft	979,400		45,493,130
Oracle	384,851		17,306,749
Paychex	37,655		1,738,531
Red Hat	22,091	[b]	1,527,372
salesforce.com	69,714	[b]	4,134,737
Symantec	80,734		2,071,231
Teradata	19,455	[b]	849,794
Total System Services	19,743		670,472
VeriSign	13,346	[a,b]	760,722
Visa, Cl. A	58,214		15,263,711
Western Union	64,566		1,156,377
Xerox	128,514		1,781,204
Yahoo!	105,093	[b]	5,308,247
			225,447,459
Technology Hardware & Equipment—6.8%
Amphenol, Cl. A	37,302		2,007,221
Apple	697,670		77,008,815
Cisco Systems	607,601		16,900,422
Corning	153,932		3,529,661
EMC	241,839		7,192,292
F5 Networks	8,922	[b]	1,164,009
FLIR Systems	15,986		516,508
Harris	12,593		904,429
Hewlett-Packard	222,034		8,910,224
Juniper Networks	47,605		1,062,544
Motorola Solutions	25,280		1,695,782

Common Stocks (continued)	Shares		Value ($)
Technology Hardware & Equipment (continued)
NetApp	38,068		1,577,919
QUALCOMM	198,139		14,727,672
SanDisk	26,280		2,574,914
Seagate Technology	38,946		2,589,909
TE Connectivity	48,400		3,061,300
Western Digital	25,971		2,874,990
			148,298,611
Telecommunication Services—2.3%
AT&T	616,308		20,701,786
CenturyLink	67,121		2,656,649
Frontier Communications	114,672	[a]	764,862
Level 3 Communications	32,850	[b]	1,622,133
Verizon Communications	493,060		23,065,347
Windstream Holdings	70,008	[a]	576,866
			49,387,643
Transportation—2.2%
C.H. Robinson Worldwide	16,942		1,268,786
CSX	119,881		4,343,289
Delta Air Lines	99,566		4,897,652
Expeditors International of Washington	23,052		1,028,350
FedEx	31,406		5,453,966
Kansas City Southern	12,890		1,572,967
Norfolk Southern	36,707		4,023,454
Ryder System	6,760		627,666
Southwest Airlines	82,015		3,470,875
Union Pacific	105,725		12,595,019
United Parcel Service, Cl. B	83,296		9,260,016
			48,542,040
Utilities—3.2%
AES	75,011		1,032,901
AGL Resources	13,986		762,377
Ameren	28,746		1,326,053
American Electric Power	57,787		3,508,827
CenterPoint Energy	52,052		1,219,578
CMS Energy	31,790		1,104,703
Consolidated Edison	34,369		2,268,698
Dominion Resources	69,370		5,334,553

The Fund 23

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Utilities (continued)
DTE Energy	21,027		1,816,102
Duke Energy	83,742		6,995,807
Edison International	38,205		2,501,663
Entergy	21,437		1,875,309
Exelon	101,645		3,768,997
FirstEnergy	48,617		1,895,577
Integrys Energy Group	9,716		756,391
NextEra Energy	51,857		5,511,881
NiSource	37,822		1,604,409
Northeast Utilities	36,521		1,954,604
NRG Energy	39,241		1,057,545
Pepco Holdings	31,010		835,099
PG&E	55,680		2,964,403
Pinnacle West Capital	13,127		896,705
PPL	78,453		2,850,197
Public Service Enterprise Group	59,371		2,458,553
SCANA	16,024	[a]	967,850
Sempra Energy	27,458		3,057,723
Southern	106,897		5,249,712
TECO Energy	26,631		545,669
Wisconsin Energy	26,474		1,396,239
Xcel Energy	58,627		2,105,882
			69,624,007
Total Common Stocks
(cost $945,627,553)			2,168,144,586
	Principal
Short-Term Investments—.1%	Amount ($)		Value ($)
U.S. Treasury Bills;
0.08%, 6/4/15
(cost $964,668)	965,000	[d]	964,734

Other Investment—.9%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $19,877,173)	19,877,173	[e]	19,877,173

Investment of Cash Collateral
for Securities Loaned—.2%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $5,130,668)	5,130,668 [e]	5,130,668
Total Investments (cost $971,600,062)	100.2%	2,194,117,161
Liabilities, Less Cash and Receivables	(.2%)	(4,250,182)
Net Assets	100.0%	2,189,866,979

a Security, or portion thereof, on loan.At December 31, 2014, the value of the fund’s securities on loan was
$8,498,334 and the value of the collateral held by the fund was $8,779,472, consisting of cash collateral of
$5,130,668 and U.S. Government and Agency securities valued at $3,648,804.
b Non-income producing security.
c Investment in real estate investment trust.
d Held by or on behalf of a counterparty for open financial futures contracts.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Software & Services	10.3	Food & Staples Retailing	2.5
Pharmaceuticals,		Real Estate	2.4
Biotech & Life Sciences	9.5	Semiconductors &
Energy	8.3	Semiconductor Equipment	2.4
Capital Goods	7.5	Telecommunication Services	2.3
Technology Hardware & Equipment	6.8	Transportation	2.2
Banks	6.0	Household & Personal Products	2.1
Diversified Financials	5.3	Consumer Services	1.7
Food, Beverage & Tobacco	5.1	Consumer Durables & Apparel	1.4
Health Care Equipment & Services	4.6	Short-Term/
Retailing	4.4	Money Market Investments	1.2
Media	3.5	Automobiles & Components	1.0
Utilities	3.2	Commercial & Professional Services	.6
Materials	3.1
Insurance	2.8		100.2

† Based on net assets.
See notes to financial statements.

The Fund 25

STATEMENT OF FINANCIAL FUTURES
December 31, 2014

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 12/31/2014	($)
Financial Futures Long
Standard & Poor’s 500 E-mini	222	22,781,640	March 2015	100,850

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2014

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $8,498,334)—Note 1(b):
Unaffiliated issuers	946,592,221	2,169,109,320
Affiliated issuers	25,007,841	25,007,841
Cash		3,642,833
Dividends and securities lending income receivable		2,901,938
Prepaid expenses		10,546
		2,200,672,478
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		508,573
Liability for securities on loan—Note 1(b)		5,130,668
Payable for shares of Common Stock redeemed		4,736,714
Payable for futures variation margin—Note 4		268,842
Accrued expenses		160,702
		10,805,499
Net Assets ($)		2,189,866,979
Composition of Net Assets ($):
Paid-in capital		948,780,437
Accumulated undistributed investment income—net		42,071
Accumulated net realized gain (loss) on investments		18,426,522
Accumulated net unrealized appreciation (depreciation)
on investments (including $100,850 net unrealized
appreciation on financial futures)		1,222,617,949
Net Assets ($)		2,189,866,979

Net Asset Value Per Share
	Initial Shares	Service Shares
Net Assets ($)	1,955,324,583	234,542,396
Shares Outstanding	43,464,887	5,208,265
Net Asset Value Per Share ($)	44.99	45.03

See notes to financial statements.

The Fund 27

STATEMENT OF OPERATIONS
Year Ended December 31, 2014

Investment Income ($):
Income:
Cash dividends (net of $8,771 foreign taxes withheld at source):
Unaffiliated issuers	42,084,620
Affiliated issuers	19,332
Income from securities lending—Note 1(b)	90,954
Interest	459
Total Income	42,195,365
Expenses:
Management fee—Note 3(a)	5,102,204
Distribution fees—Note 3(b)	586,339
Prospectus and shareholders’ reports	189,619
Directors’ fees and expenses—Note 3(d)	119,619
Professional fees	94,811
Loan commitment fees—Note 2	21,799
Shareholder servicing costs—Note 3(c)	4,200
Registration fees	593
Miscellaneous	111,527
Total Expenses	6,230,711
Less—reduction in fees due to earnings credits—Note 3(c)	(6)
Net Expenses	6,230,705
Investment Income—Net	35,964,660
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	57,712,941
Net realized gain (loss) on financial futures	2,864,724
Net Realized Gain (Loss)	60,577,665
Net unrealized appreciation (depreciation) on investments	166,227,112
Net unrealized appreciation (depreciation) on financial futures	(167,685)
Net Unrealized Appreciation (Depreciation)	166,059,427
Net Realized and Unrealized Gain (Loss) on Investments	226,637,092
Net Increase in Net Assets Resulting from Operations	262,601,752

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
Operations ($):
Investment income—net	35,964,660	33,748,993
Net realized gain (loss) on investments	60,577,665	39,130,528
Net unrealized appreciation
(depreciation) on investments	166,059,427	452,015,601
Net Increase (Decrease) in Net Assets
Resulting from Operations	262,601,752	524,895,122
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(32,486,811)	(30,524,057)
Service Shares	(3,496,374)	(3,471,345)
Net realized gain on investments:
Initial Shares	(21,174,073)	(18,648,547)
Service Shares	(2,747,658)	(2,287,662)
Total Dividends	(59,904,916)	(54,931,611)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Initial Shares	178,069,463	158,642,208
Service Shares	15,253,576	28,775,193
Dividends reinvested:
Initial Shares	53,660,884	49,172,604
Service Shares	6,244,032	5,759,007
Cost of shares redeemed:
Initial Shares	(255,053,283)	(367,864,031)
Service Shares	(49,284,189)	(32,872,847)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(51,109,517)	(158,387,866)
Total Increase (Decrease) in Net Assets	151,587,319	311,575,645
Net Assets ($):
Beginning of Period	2,038,279,660	1,726,704,015
End of Period	2,189,866,979	2,038,279,660
Undistributed investment income—net	42,071	8,737

The Fund 29

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,
	2014	2013
Capital Share Transactions:
Initial Shares
Shares sold	4,171,268	4,363,041
Shares issued for dividends reinvested	1,273,338	1,363,714
Shares redeemed	(6,014,440)	(10,077,013)
Net Increase (Decrease) in Shares Outstanding	(569,834)	(4,350,258)
Service Shares
Shares sold	357,107	803,289
Shares issued for dividends reinvested	148,424	159,629
Shares redeemed	(1,160,923)	(903,281)
Net Increase (Decrease) in Shares Outstanding	(655,392)	59,637
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
Initial Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period	40.84	31.86	29.48	29.67	26.31
Investment Operations:
Investment income—net[a]	.74	.66	.63	.54	.48
Net realized and unrealized
gain (loss) on investments	4.65	9.39	3.95	.02	3.37
Total from Investment Operations	5.39	10.05	4.58	.56	3.85
Distributions:
Dividends from
investment income—net	(.75)	(.68)	(.64)	(.55)	(.49)
Dividends from net realized
gain on investments	(.49)	(.39)	(1.56)	(.20)	—
Total Distributions	(1.24)	(1.07)	(2.20)	(.75)	(.49)
Net asset value, end of period	44.99	40.84	31.86	29.48	29.67
Total Return (%)	13.42	32.02	15.74	1.88	14.84
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.27	.29	.28	.27	.27
Ratio of net expenses
to average net assets	.27	.29	.28	.27	.27
Ratio of net investment income
to average net assets	1.76	1.82	2.02	1.81	1.78
Portfolio Turnover Rate	1.59	3.76	3.13	3.27	4.46
Net Assets, end of period
($ x 1,000)	1,955,325	1,798,538	1,541,577	1,487,417	1,635,095

a Based on average shares outstanding.
See notes to financial statements.

The Fund 31

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,
Service Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	40.89	31.90	29.51	29.70	26.34
Investment Operations:
Investment income—net[a]	.64	.57	.56	.47	.41
Net realized and unrealized
gain (loss) on investments	4.63	9.40	3.96	.02	3.38
Total from Investment Operations	5.27	9.97	4.52	.49	3.79
Distributions:
Dividends from investment income—net	(.64)	(.59)	(.57)	(.48)	(.43)
Dividends from net realized
gain on investments	(.49)	(.39)	(1.56)	(.20)	—
Total Distributions	(1.13)	(.98)	(2.13)	(.68)	(.43)
Net asset value, end of period	45.03	40.89	31.90	29.51	29.70
Total Return (%)	13.10	31.71	15.47	1.62	14.54
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.52	.54	.53	.52	.52
Ratio of net expenses
to average net assets	.52	.54	.53	.52	.52
Ratio of net investment income
to average net assets	1.50	1.57	1.78	1.56	1.53
Portfolio Turnover Rate	1.59	3.76	3.13	3.27	4.46
Net Assets, end of period ($ x 1,000)	234,542	239,742	185,127	168,177	168,782

a Based on average shares outstanding.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Stock Index Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company, that is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The fund’s investment objective is to match the total return of the Standard & Poor’s 500® Composite Stock Price Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Capital Management Corporation (“Mellon Capital”), an indirect wholly-owned subsidiary of BNY Mellon, serves as the fund’s index manager.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge.The fund is authorized to issue 400 million shares of $.001 par value Common Stock in each of the following classes of shares: Initial shares (250 million shares authorized) and Service shares (150 million shares authorized). Initial shares are subject to a Shareholder Services Plan fee and Service shares are subject to a Distribution Plan fee. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, Shareholder Services Plan, and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”)

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S.Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the fund’s Board of Directors (the “Board”).These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2014 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common
Stocks†	2,162,554,730	—	—	2,162,554,730

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($) (continued)
Investments in Securities
(continued):
Equity Securities—
Foreign
Common Stocks†	5,589,856	—	—	5,589,856
Mutual Funds	25,007,841	—	—	25,007,841
U.S. Treasury	—	964,734	—	964,734
Other Financial
Instruments:
Financial Futures††	100,850	—	—	100,850

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation at period end.

At December 31, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus or U.S. Government and

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

Agency securities.The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended December 31, 2014,The Bank of New York Mellon earned $20,870 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended December 31, 2014 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2013 ($)	Purchases ($)	Sales ($)	12/31/2014 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	16,746,890	170,941,547	167,811,264	19,877,173.9
Dreyfus
Institutional
Cash
Advantage
Fund	6,133,305	93,037,473	94,040,110	5,130,668.2
Total	22,880,195	263,979,020	261,851,374	25,007,841	1.1

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2014, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2014, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2014, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,727,818, undistributed capital gains $58,163,403 and unrealized appreciation $1,181,153,250.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2014 and December 31, 2013 were as follows: ordinary income $39,882,668 and $37,754,271, and long-term capital gains $20,022,248 and $17,177,340, respectively.

During the period ended December 31, 2014, as a result of permanent book to tax differences, primarily due to the tax treatment for dividend reclassification, the fund increased accumulated undistributed investment income-net by $51,859 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2014, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Index-Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with Dreyfus, the management fee is computed at the annual rate of .245% of the value of the fund’s average daily net assets and is payable monthly. Pursuant to the Agreement, the fund’s custody fee is included in the management fee.

Pursuant to an index management agreement (the “Index Agreement”), Dreyfus has agreed to pay Mellon Capital a monthly index-management fee at the annual rate of .095% of the value of the fund’s average daily net assets. Pursuant to the Index Agreement, the fund’s custody fee is included in the index-management fee.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2014, Service shares were charged $586,339 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Initial shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the value of its average daily net assets for certain allocated expenses with respect to servicing and/or maintaining Initial shares’ shareholder accounts. During the period ended December 31, 2014, Initial shares were charged $2,587 pursuant to the Shareholders Services Plan.

The fund has arrangements with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2014, the fund was charged $1,367 for transfer agency services and $100 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $6.

During the period ended December 31, 2014, the fund was charged $7,771 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $455,552, Distribution Plan fees $49,928, Shareholder Services Plan

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

fees $1,000, Chief Compliance Officer fees $1,851 and transfer agency fees $242.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended December 31, 2014, amounted to $61,117,543 and $135,331,026, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended December 31, 2014 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk as a result of changes in value of underlying financial instruments.The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations.When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations.There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at December 31, 2014 are set forth in the Statement of Financial Futures.

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2014:

Average Market Value ($)
Equity financial futures	26,474,435

At December 31, 2014, the cost of investments for federal income tax purposes was $1,012,963,911; accordingly, accumulated net unrealized appreciation on investments was $1,181,153,250, consisting of $1,252,446,146 gross unrealized appreciation and $71,292,896 gross unrealized depreciation.

NOTE 5—Pending Legal Matters:

The fund and many other entities have been named as defendants in numerous pending litigations as a result of their participation in the leveraged buyout transaction (“LBO”) of the Tribune Company (“Tribune”). The cases allege that Tribune took on billions of dollars of debt in the LBO to purchase its own stock from shareholders at $34 per share. The LBO was closed in a two-step transaction with shares being repurchased by Tribune in a tender offer in June 2007 and in a go-private merger in December 2007. In 2008, approximately one year after the LBO was concluded, Tribune filed for bankruptcy protection under Chapter 11.Thereafter, in approximately June 2011, certain Tribune creditors filed dozens of complaints in various courts throughout the country alleging that the payments made to shareholders in the LBO were “fraudulent conveyances” under state and/or federal law, and that the shareholders must return the payments they received for their shares to satisfy the plaintiffs’ unpaid claims. These cases have been consolidated for coordinated pre-trial proceedings in a multi-district litigation in the United States District Court for the Southern District of New York titled In re Tribune Company Fraudulent Conveyance Litigation (S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (RJS) (“Tribune MDL”)). On March 27, 2013, the Tribune MDL was reassigned from Judge William H. Pauley to Judge Richard J. Sullivan. No explanation was given for the reassignment.

The Fund 43

NOTES TO FINANCIAL STATEMENTS (continued)

In addition, there was a case pending in United States Bankruptcy Court for the District of Delaware brought by the Unsecured Creditors Committee of the Tribune Company that has since been transferred to the Tribune MDL (formerly The Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, et al., Bankr. D. Del. Adv. Pro. No. 10-54010 (KJC)) (“FitzSimons case”).The case was originally filed on November 1, 2010. In a Fourth Amended Complaint filed in November 2012, among other claims, the Creditors Committee sought recovery under the Bankruptcy Code for alleged “fraudulent conveyances” from more than 5,000 Tribune shareholders (“Shareholder Defendants”), including the fund, and a defendants’ class of all shareholders who tendered their Tribune stock in the LBO and received cash in exchange. There were 35 other counts in the Fourth Amended Complaint that did not relate to claims against Shareholder Defendants, but instead were brought against parties directly involved in approval or execution of the leveraged buyout. On January 10, 2013, pursuant to the Tribune bankruptcy plan, Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust, became the successor plaintiff to the Creditors Committee in this case. The case is now proceeding as: Mark S. Kirchner, as LitigationTrustee for the Tribune Litigation Trust v. FitzSimons, et al., S.D.N.Y. No. 12-cv-2652 (RJS). On August 1, 2013, the plaintiff filed a Fifth Amended Complaint with the Court.The Fifth Amended Complaint contains more detailed allegations regarding the steps Tribune took in consideration and execution of the LBO, but does not change the legal basis for the claim previously alleged against the Shareholder Defendants.

On November 6, 2012, a motion to dismiss was filed in the Tribune MDL. Oral argument on the motion to dismiss was held on May 23, 2013. On September 23, 2013 Judge Sullivan granted the motion to dismiss on standing grounds, after rejecting defendants’ preemption arguments. By granting the motion, Judge Sullivan dismissed nearly 50 cases in the Tribune MDL, including all cases with Deutsche Bank Trust Company Americas or William A. Niese as the lead plaintiff.The fund was a defendant in at least one of the dismissed cases.The motion had no effect on the FitzSimons case, which had been stayed.

On September 30, 2013, plaintiffs appealed the motion to dismiss decision to the U.S. Court of Appeals for the Second Circuit. On October 28, 2013, certain defendants cross-appealed from Judge Sullivan’s decision, seeking review of the arguments that Judge Sullivan rejected in his decision. Briefing on the appeal and cross appeal was completed in April 2014. Oral argument before the Second Circuit took place on November 5, 2014.

On November 11, 2013, Judge Sullivan entered Master Case Order No. 4 in the Tribune MDL. Master Case Order No. 4 addressed numerous procedural and administrative tasks for the cases that remain in the Tribune MDL, including the FitzSimons case. Pursuant to Master Case Order No. 4, the parties – through their executive committees and liaison counsel – attempted to negotiate a protocol for motions to dismiss and other procedural issues, and submitted rival proposals to the Court. On April 24, 2014, the Court entered an order setting a schedule for the first motions to dismiss in the FitzSimons case. Pursuant to that schedule, a “global” motion to dismiss the fraudulent transfer claim asserted against the Shareholder Defendants, which applies equally to all Shareholder Defendants including the fund, was filed on May 23, 2014. Plaintiffs’ response brief was filed on June 23, 2014, and the reply brief was filed on July 3, 2014. No date for oral argument has been scheduled. The Court also preserved Shareholder Defendants’ rights to file nineteen motions to dismiss enumerated in their proposal and motions pursuant to Rules 12(b)(2)-(5) of the Federal Rules of Civil Procedure. If these various motions are necessary after the Court decides the global motion to dismiss, the Court will set further guidelines and briefing schedules.

As of November 30, 2014, no answers to the Fifth Amended Complaint in the FitzSimons case may be filed.

At this stage in the proceedings, it is not possible to assess with any reasonable certainty the probable outcomes of the pending litigations. Consequently, at this time, management is unable to estimate the possible loss that may result.

The Fund 45

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Stock Index Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Stock Index Fund, Inc., including the statements of investments and financial futures, as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Stock Index Fund, Inc., at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 11, 2015

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2014 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2015 of the percentage applicable to the preparation of their 2014 income tax returns.Also, the fund hereby reports $.0795 per share as a short-term capital gain distribution and $.4082 per share as a long-term capital gain distribution paid on March 31, 2014.

The Fund 47

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (71)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1995-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 146
———————
Peggy C. Davis (71)
Board Member (2006)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law (1983-present)
No. of Portfolios for which Board Member Serves: 52
———————
David P. Feldman (75)
Board Member (1996)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1985-present)
Other Public Company Board Membership During Past 5Years:
• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-present)
No. of Portfolios for which Board Member Serves: 38
———————
Ehud Houminer (74)
Board Member (1993)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Membership During Past 5Years:
• Avnet, Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 62

Lynn Martin (75)
Board Member (2012)
Principal Occupation During Past 5Years:
• President, of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)
Other Public Company Board Memberships During Past 5Years:
• AT&T, Inc., a telecommunications company, Director (1999-2012)
• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)
• The Proctor & Gamble Co., a consumer products company, Director (1994-2009)
• Constellation Energy Group, Inc., Director (2003-2009)
No. of Portfolios for which Board Member Serves: 38

———————
Robin A. Melvin (51)
Board Member (2012)
Principal Occupation During Past 5Years:
• Board Member, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2013-present)
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 114

———————
Dr. Martin Peretz (75)
Board Member (2006)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2010-2011) (previously,
Editor-in-Chief, 1974-2010)
• Director of TheStreet.com, a financial information service on the web (1996-2010)
No. of Portfolios for which Board Member Serves: 38

———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
James F. Henry, Emeritus Board Member
Rosalind G. Jacobs, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Philip L.Toia, Emeritus Board Member

The Fund 49

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 69 investment companies (comprised of 146 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since February 1988.

JOHN PAK, Chief Legal Officer since March 2013.

Deputy General Counsel, Investment Management, of BNY Mellon since August 2014; Chief Legal Officer of the Manager since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. She is 59 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1991.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 39 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since September 2003.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since September 2003.

Director-Mutual Fund Accounting of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2007.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since September 2003.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (70 investment companies, comprised of 171 portfolios). He is 57 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director of UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President of Citi Global Wealth Management. He is an officer of 65 investment companies (comprised of 166 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Distributor since October 2011.

The Fund 51

NOTES

For More Information

Telephone 1-800-554-4611 or 1-516-338-3300
Mail	The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
Attn: Investments Division

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $31,594 in 2013 and $32,226 in 2014.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $ 9,508 in 2013 and $14,458 in 2014. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $ -0- in 2013 and $-0- in 2014.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,841 in 2013 and $2,957 in 2014. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $-0- in 2013 and $-0- in 2014.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $9 in 2013 and $1,179 in 2014.  These services included a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $-0- in 2013 and $-0- in 2014.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $50,384,343 in 2013 and $23,307,177 in 2014.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and               Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Stock Index Fund, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    February 10, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    February 10, 2015

By:       /s/ James Windels

            James Windels,

            Treasurer

Date:    February 10, 2015

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)